UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023 (November 3, 2022)

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of registrant’s principal executive office) (Zip code)

+61-03- 9882-0780

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

November 2022 Equity Facility

On November 3, 2022, Propanc Biopharma, Inc. (the “Company”) entered into a stock purchase agreement (the “Equity Line Agreement”) with an institutional investor (the “Investor”) providing for an equity financing facility, pursuant to which Company has the option to request that the Investor commit to purchase up to $5,000,000 of the Company’s shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), over a 36-month term commencing on the date on which a registration statement filed by the Company to register the offer and resale of the Shares by the Investor (the “Registration Statement”) is declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Pursuant to the Equity Line Agreement, the Company has the option to exercise this right by providing a notice (a “Drawdown Notice”) from the Company to the Investor setting forth the number of Shares that the Investor will purchase. The Company has agreed to use the proceeds from such issuances for the purpose of financing its product prototypes, product production, working capital requirements and general corporate purposes.

Pursuant to the Equity Line Agreement, purchases of Shares cannot occur unless and until certain conditions are met, including but not limited to, the SEC declaring the Registration Statement effective, and the maximum number of Shares that may be purchased pursuant to a Drawdown Notice cannot exceed the lesser of (i) 200% of the average daily traded value of the Common Stock during the ten (10) business days immediately preceding a Drawdown Notice, (ii) $250,000 or (iii) an amount that would cause the Investor’s ownership to exceed 4.99% of the outstanding number of shares of Common Stock immediately prior to the issuance of Shares in connection with the Drawdown Notice, which limitation can be increased or decreased by the Investor upon 61 days’ prior notice, provided that in no event can such limitation exceed 9.99% after the issuance of such Shares. The actual amount of proceeds the Company will receive in connection with each Drawdown Notice is determined under the Equity Line Agreement by multiplying the number of Shares to be sold by the applicable purchase price per share, which is equal to 80% of the lowest volume weighted average price of the Common Stock during the 10 business days immediately preceding the Drawdown Notice date (the “Purchase Price”). In addition, subject to certain exceptions in the Equity Line Agreement, if the Company, at any time during the ten (10)-day period immediately preceding delivery by the Company to the Investor of a Drawdown Notice, or seven (7) business days following such delivery, issues, sells or grants any Common Stock or Common Stock Equivalents (as defined in the Equity Line Agreement) at an effective price per share that is lower than the Purchase Price (such lower price, the “Base Drawdown Price”), then the Purchase Price will be reduced, at the option of the Investor, to a price equal to the Base Drawdown Price and such adjustment will be reflected by the delivery of additional Shares equal to the difference between the number of Shares that would have been delivered in connection with the initial Drawdown Notice made at the Purchase Price and the number of Shares that would have been delivered if the initial Drawdown Notice had been made at the Base Drawdown Price.

Additionally, in connection with the Equity Line Agreement, the Company and the Investor entered into a registration rights agreement, dated November 3, 2022 (the “Registration Rights Agreement”), pursuant to which the Company agreed to register the maximum number of shares of Common Stock indicated under the Equity Line Agreement within 45 days of the date of the Registration Rights Agreement.

November 2022 Purchase Agreement

Also on November 3, 2022, the Company and the Investor entered into a note purchase agreement (the “Purchase Agreement”), pursuant to which the Company issued the Investor a 10% unsecured convertible promissory note, dated November 3, 2022, with an aggregate face value of $125,000 (the “Note”), the principal and interest of which is convertible into shares of Common Stock following an event of default under the Note. The Note was issued with a $25,000 original issue discount and bears interest at a rate of 10% per annum, with $12,500 in guaranteed interest. The principal and guaranteed interest is due and payable in seven equal monthly payments of $19,642.85, commencing on March 24, 2023 and on the 24th day of each month thereafter until paid in full not later than October 24, 2023, or such earlier date as the Note is required or permitted to be repaid and to pay such other interest to the Investor on the aggregate unconverted and then-outstanding principal amount of the Note. The Note also provides that the Company may pre-pay the principal amount and guaranteed interest at any time without penalty or premium. Additionally, in the event that the Company files with the SEC a qualified offering statement on Form 1-A and the Note has been outstanding for at least four months, the Investor has the right to convert all or portion of the Note, including guaranteed interest, into shares of Common Stock at the offering price used in connection with such offering.

In the event of a default under the Note, the Investor has the option to require the Company repay 120% of the outstanding principal and accrued and default interest and other amounts due under the Note, or to convert all or a portion of such amounts owed under the Note into shares of Common Stock (the “Conversion Shares”) (subject to 4.99% and 9.99% beneficial ownership limitations set forth therein) based on a per share price equal to ninety percent (90%) of the lowest VWAP (as defined in the Note) per share during the twenty (20) trading-day period prior to such conversion (the “Calculated Conversion Price”), and the Company is required to maintain a reserve of 400% of the number of Conversion Shares, subject to any increase of such reserved amount by the Investor (the “Reserve Amount”). In the event that, within 30 calendar days either before or after any conversion, the Company consummates any financing involving equity, equity equivalents, debt or any combination thereof) or issues any shares of Common Stock or common stock equivalents at a price less than the most recent Calculated Conversion Price (the “Alternative Conversion Price”), then (i) if no portion of the Note has been converted, the Calculated Conversion Price would be reduced to the Alternative Conversion Price, and (ii) if some or all of the Note has been converted, the Company is obligated to issue to the Investor, within two trading days of its request, a number of shares of Common Stock equal to the difference between the number of shares of Common Stock issued using the Calculated Conversion Price and the number of shares of Common Stock that would have been issued using the Alternative Conversion Price.

The Purchase Agreement and Note each contain certain representations and warranties, covenants and indemnities customary for similar transactions and certain other customary events of default, including, without limitation and with respect to the Note, failure to pay principal or interest in respect of the Note, failure to deliver Conversion Shares in accordance with the terms of the Note, failure to maintain the Reserve Amount, failure to keep current with the public reporting requirements required by the rules and regulations of the SEC, and the occurrence of a Change of Control or Fundamental Transaction (as such terms are defined in the Note) without adequate notice or without prepaying the Note. In the event of a default, interest accrues at a default interest rate equal to the lesser of (i) 18% per annum or (ii) the maximum rate permitted by law.

Additionally, pursuant to the Purchase Agreement and the Note, the Company issued to the Investor, for no additional consideration, an aggregate of 75,000,000 shares of Common Stock (the “Additional Shares”). Pursuant to the Purchase Agreement, without the Investor’s consent, the Company is not permitted to grant a security interest in the Company’s assets, issue shares of its Common Stock or other securities based on a price lower than the price of the Common Stock quoted on the Pink® Open Market operated by the OTC Markets Group Inc. (“OTC Pink”) or file a Form S-8 registration statement.

The offer and sale of the Shares, the Note, the Conversion Shares and the Additional Shares were, and will be, issued, as applicable, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder. Such offer and sale was, and will be, made, as applicable, only to an “accredited investor” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investor regarding the Company or the securities offered and to be issued in connection with the Equity Line Agreement and the Purchase Agreement, as applicable.

Warrant Extension Agreement

On March 8, 2023, the Company entered into a letter agreement (the “Warrant Agreement”) with an institutional investor (the “Warrant Holder”), pursuant to which the Warrant Holder agreed to exercise up to $250,000 of Series B Warrants Common Stock Purchase Warrants of the Company (the “Series B Warrants”) as follows: (i) upon the execution of the Warrant Agreement, the Warrant Holder exercised an aggregate of $150,000 of Series B Warrants for the issuance of 3,750 shares of Common Stock and (ii) within five (5) business days’ written notice from the Company that the Financial Industry Regulatory Authority, Inc. has approved a reverse stock split of the Common Stock, the Warrant Holder agrees to exercise an additional $100,000 of Series B Warrants for the issuance of 2,500 shares of Common Stock. In consideration for the agreement to exercise such Series B Warrants (the “Warrant Exercise”), the Company agreed to extend the termination date of the Series A Common Stock Purchase Warrants and such Series B Warrants held by the Warrant Holder to March 27, 2025, and to extend the termination date of the Series C Common Stock Purchase Warrants held by the Warrant Holder to the third anniversary of the last vesting date of such warrant, effective upon the Warrant Holder’s exercise of the first $150,000 of the Series B Warrants.

The foregoing descriptions of each of the Equity Line Agreement, Registration Rights Agreement, Purchase Agreement, Note and Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Equity Line Agreement, Registration Rights Agreement, Purchase Agreement, Note and Warrant Agreement, copies of which are attached to this Current Report on Form 8-K (this “Report”) as Exhibits 10.1, 10.3, 10.2, 4.1 and 10.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 above with respect to the Purchase Agreement and the Note is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

As of March 24, 2023, the Company was in default under the Note for failure to pay the initial and subsequent monthly payments of principal and accrued interest under the Note and effecting a reverse stock split of the Common Stock without the consent of the Investor under the Purchase Agreement. The Company remains in discussions with the Investor to extend the maturity date of the Note and cure the defaults. The applicable information set forth in Item 1.01 above with respect to the terms of the Note, including without limitation, the terms relating to default, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Report contains, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1*	Note, dated November 3, 2022, issued to the Investor
10.1*	Equity Line Agreement, dated November 3, 2022, by and between the Company and the Investor
10.2*	Securities Purchase Agreement, dated November 3, 2022, by and between the Company and the Investor
10.3*	Registration Rights Agreement, dated November 3, 2022, by and between the Company and the Investor
10.4*	Warrant Agreement, dated March 8, 2023, by and between the Company and the Warrant Holder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2023	PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
	Title:	Chief Executive Officer and Chief Financial Officer